UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2018

HL ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

British Virgin Islands	001-38563	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

499 Park Avenue, 12th Floor

New York, NY 10022

(Address of Principal Executive Offices) (Zip Code)

(212) 486-8100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 27, 2018, the Registration Statement on Form S-1 (SEC File No. 333-225520) (the “Registration Statement”) relating to the initial public offering of units of HL Acquisitions Corp. (the “Company”) was declared effective by the Securities and Exchange Commission (“SEC”).

On June 27, 2018, the Company entered into various agreements filed as exhibits to the Registration Statement. The material terms of such agreements and the amended and restated memorandum and articles of association of the Company as of June 27, 2018 are fully described in the Company’s final prospectus, dated June 27, 2018 as filed with the SEC. This Current Report on Form 8-K is being filed solely to file such executed agreements and amended and restated memorandum and articles of association.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 is hereby incorporated by reference.

On June 27, 2018, the Company's Board of Directors changed the fiscal year end of the Company from December 31 to June 30. The Company anticipates filing an Annual Report on Form 10-K covering the period from its inception through June 30, 2018.

Item 9.01.	Financial Statement and Exhibits.

(d)       Exhibits:

Exhibit	Description

1.1	Underwriting Agreement between the Company and EarlyBirdCapital, Inc., as representative of the underwriters.

1.2	Business Combination and Marketing Agreement between the Company and EarlyBirdCapital, Inc.

3.1	Amended and Restated Memorandum and Articles of Association.

4.4	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company.

4.6	Rights Agreement between Continental Stock Transfer & Trust Company and the Company.

10.2	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company.

10.3	Escrow Agreement between the Company, Continental Stock Transfer & Trust Company and the Company’s Initial Shareholders.

10.5	Registration Rights Agreement between the Company and the Company’s Initial Shareholders.

10.7	Administrative Services Agreement between the Company and Metropolitan Capital Partners II, LP.

99.1	Press release announcing effectiveness of registration statement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2018

HL ACQUISITIONS CORP.

By:	/s/ Jeffrey E. Schwarz
Name: Jeffrey E. Schwarz
Title: Chief Executive Officer

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